INCOME TAXES	12 Months Ended
Dec. 31, 2024
INCOME TAXES
INCOME TAXES

NOTE 7 – INCOME TAXES

The Company accounts for its income taxes in accordance with ASC 740 “Income Taxes”, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and tax credit carry forwards.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. The Company has a net operating loss carryforward, however, due to the uncertainty of realization, the Company has provided a full valuation allowance for deferred tax assets resulting from this net operating loss carryforward.

The components of income tax expense for the years ended December 31, 2024 and 2023, consist of the following:

	2024	2023
Federal tax statutory rate	21.0%	21.0%
Permanent differences	-%	-%
Valuation allowance	(21.0)%	(21.0)%
Effective rate	-%	-%

Significant components of the Company’s estimated deferred tax assets and liabilities as of December 31, 2024 and 2023 are as follows:

	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$769,031	$537,032
Total deferred tax asset	769,031	537,032
Valuation allowance	(769,031)	(537,032)
Net deferred tax assets	$-	$-